Taxes on Income	12 Months Ended
Dec. 31, 2015
Taxes on Income [Abstract]
TAXES ON INCOME

NOTE 13:-   TAXES ON INCOME

a.	Corporate tax rates in Israel:

The Israeli corporate tax rate was 25% in 2013 and 26.5% for years 2014 and 2015. Effective January 1, 2016 the corporate tax rate will be 25%.

b.	Loss carry forward:

The Company and its Israeli subsidiaries have accumulated losses for Israeli income tax purposes as of December 31, 2015, in the amount of approximately $ 33,000. These losses may be carried forward and offset against taxable income in the future for an indefinite period. In addition, the Company and its Israeli subsidiaries have accumulated capital loses in the amount of approximately $23,600.

c.	Deferred income taxes:

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's deferred tax liabilities and assets are as follows:

	December 31,
	2015	2014

Net operating loss carry forward (1)	$8,702	$8,731
Allowances and provisions	107	115
Intangible assets, net	7	129

	8,816	8,975

Valuation allowance (2)	(8,816)	(8,975)

Net deferred tax Liability	$-	$-

(1)	See Note 13b.

(2)	In years 2015 and 2014, the Company has provided valuation allowances on deferred tax assets that results from tax loss carry forward and other reserves and allowances due to its history of operating losses and current uncertainty about the ability to realize these deferred tax assets in the future. Net change in valuation allowance during 2015 amounts to a decrease of $159 due to a decrease of the intangible assets balance.

d.	Taxes on income (tax benefit) are comprised as follows:

	Year ended December 31,
	2015	2014	2013

Current	$7	$108	$13
Other	(29)	-	-

	$(22)	$108	$13

Domestic	(27)	101	7
Foreign	5	7	6

	$(22)	$108	$13

e.	Income (Loss) before taxes on income is comprised as follows:

	Year ended December 31,
	2015	2014	2013

Domestic	$285	$(405)	$(41)
Foreign	27	80	54

	$312	$(325)	$13

f.	Reconciliation of the theoretical tax expense to the actual tax expense:

The main reconciling items between the statutory tax rate of the Company and the effective tax rate are the non-recognition of tax benefits from accumulated net operating losses carry forward among the Company and various subsidiaries due to uncertainty of the realization of such tax benefits.

g.	Tax assessments:

BOS Odem and BOS Dimex have final assessments through 2011. BOS has final assessments through 2010.

Tax assessments for Ruby-Tech Inc., a U.S. subsidiary, through 2010 have all been assessed as final.

h.	In accordance with the Company's accounting policy, interest expense and potential penalties related to income taxes are included in the tax expense line of the Company's Consolidated Statements of Operations.

The Company and its subsidiaries file income tax returns in Israel and in the United States. BOS Dimex and BOS Odem may be subject to auditing by the Israel tax authorities for fiscal years 2012 and thereafter. BOS may be subject to auditing by the Israel tax authorities for fiscal years 2011 and thereafter. Ruby-Tech Inc., a U.S. subsidiary, may be subject to auditing by the U.S. Internal Revenue Service for fiscal years 2011 and thereafter.

The Company believes that it has adequately provided for any reasonably foreseeable outcome related to tax audits and settlement. The final tax outcome of the Company's tax audits could be different from that which is reflected in the Company's income tax provisions and accruals. Such differences could have a material effect on the Company's income tax provision and net loss in the period in which such determination is made.

i.	Uncertain tax positions:

As of December 31, 2015 and December 31, 2014, the total balance of uncertain tax positions is $56 and $77, respectively. The decrease in 2015 relates to the reduction of previous years’ uncertain tax position.